Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of July 24, 2012 (this "Amendment"), is among PERRIGO COMPANY (the "U.S. Borrower"), the FOREIGN SUBSIDIARY BORROWERS party hereto (the “Foreign Subsidiary Borrowers”, and collectively with the U.S. Borrower, the “Borrowers”), the LENDERS party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").

INTRODUCTION

The Borrowers, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of October 26, 2011 (as amended or modified from time to time, the "Credit Agreement"). The Borrowers desire to amend the Credit Agreement as set forth herein, and the Lenders are willing to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1. AMENDMENTS TO CREDIT AGREEMENT

Upon the satisfaction of the conditions in Section 3.1 hereof, the Credit Agreement is amended as of the date hereof as follows:

1.1    The following definition is added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Immaterial Subsidiaries” means all of the Subsidiaries that are or have been subject to any event described in clauses (h), (i) and (j) of Article VII of this Agreement (each event an “Insolvency Event”), provided that each such Subsidiary satisfies each of the following conditions:

(a)     such Subsidiary is not a Loan Party;

(b)     for each Subsidiary that becomes subject to an Insolvency Event:

(i) the total assets of such Subsidiary (as measured by GAAP at the time it becomes subject to an Insolvency Event) are less than 2.5% of the Consolidated Total Assets as set forth on the most recent financial statements delivered pursuant to Section 5.01(a) or 5.01(b) prior to the time such Subsidiary became subject to an Insolvency Event, and

(ii) the total revenues of such Subsidiary, as measured for such Subsidiary for the four most recently ended Fiscal Quarters ended prior to the time such Subsidiary became subject to an Insolvency Event, are less than 2.5% of the consolidated total revenues of the U.S. Borrower and its Subsidiaries as set forth on the most recent financial statements delivered pursuant to Section 5.01(a) or 5.01(b) prior to the time such Subsidiary became subject to an Insolvency Event; and

(c)     for all Subsidiaries that become subject to an Insolvency Event:

(i) the total assets of all such Subsidiaries in the aggregate (as measured for each such Subsidiary by GAAP at the applicable time each such Subsidiary became subject to an Insolvency Event) are less than 4.0% of the Consolidated Total Assets as set forth on the most recent financial statements delivered pursuant to Section 5.01(a) or 5.01(b) prior to the most recent time a Subsidiary became subject to an Insolvency Event, and

(ii) total revenues of all such Subsidiaries, as measured for each such Subsidiary for the four most recently ended Fiscal Quarters ended prior to the time such Subsidiary became subject to an Insolvency Event, are less than 4.0% of the consolidated total revenues of the U.S. Borrower and its Subsidiaries as set forth on the most recent financial statements delivered pursuant to Section 5.01(a) or 5.01(b) prior to the most recent time a Subsidiary became subject to an Insolvency Event.

1.2    Section 5.03 of the Credit Agreement is amended by adding the following to the end thereof: “or apply to any Immaterial Subsidiary”.

1.3    Clauses (h), (i) and (j) of Article VII of the Credit Agreement are each amended by adding the following after the word “Subsidiary” each time it appears in such clauses: “(other than an Immaterial Subsidiary)”.

ARTICLE 2. REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment, each Borrower represents and warrants that:

2.1    The execution, delivery and performance by such Borrower of this Amendment have been duly authorized by all necessary action and are not in material contravention of any requirement of law, or of the terms of such Borrower's bylaws or other charter documents, or of any contractual obligation of such Borrower and will not result in the imposition of any Lien on any of its property or of any of its Subsidiaries except for Permitted Liens.

2.2    This Amendment is the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

2.3    After giving effect to this Amendment, the representations and warranties contained in Article III of the Credit Agreement are true in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof (other than those representations and warranties that by their terms expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

2.4    After giving effect to this Amendment, no Default exists or has occurred and is continuing on the date hereof.

ARTICLE 3. CONDITIONS OF EFFECTIVENESS

3.1    This Amendment shall be effective as of the date hereof when (a) it shall be executed by the Borrowers, the Required Lenders and the Administrative Agent, and (b) the Consent and Agreement attached hereto is signed by the Guarantors.

ARTICLE 4. MISCELLANEOUS

4.1    All references in any Loan Document to the Credit Agreement shall be deemed references to the Credit Agreement, as amended hereby and as further amended or modified from time to time.

4.2    Except as expressly amended hereby, the Borrower agrees that all Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any Loan Document.

4.3    Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan. This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument, and signatures sent by facsimile or other electronic imaging shall be enforceable as originals.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first-above written.

PERRIGO COMPANY

By /s/Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO ISRAEL PHARMACEUTICALS LTD.

By /s/Itzhak Maayan
Name: Itzhak Maayan
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By /s/Thomas A. Grimm
Name: Thomas A. Grimm
Title: Managing Director

BANK OF AMERICA, N.A., as a Lender and as a Syndication Agent

By /s/Robert LaPorte
Name: Robert LaPorte
Title: Vice President

MORGAN STANLEY BANK, N.A.

By /s/Alice Lee
Name: Alice Lee
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as a Documentation Agent

By /s/John D. Brady
Name: John D. Brady
Title: Director

[Signature page to First Amendment to Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender and as a Documentation Agent

By /s/Andrew Bicker
Name: Andrew Bicker
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

By /s/Arthur F. Gray
Name: Arthur F. Gray
Title: Senior Vice President

RBS CITIZENS, N.A.

By /s/Andre A. Nazareth
Name: Andre A. Nazareth
Title: Senior Vice President

FIFTH THIRD BANK

By /s/Nathaniel E. Sher
Name:Nathaniel E. Sher
Title: Vice President

U.S. BANK, N.A.

By /s/Kathleen D. Schurr
Name: Kathleen D. Schurr
Title: Vice President

THE HUNTINGTON NATIONAL BANK

By /s/Kristine L. Vigliotti
Name: Kristine L. Vigliotti
Title: Vice President

COMERICA BANK

By /s/Dan Roman
Name: Dan Roman
Title: Senior Vice President

[Signature page to First Amendment to Credit Agreement]

THE NORTHERN TRUST COMPANY

By /s/Philip McCaulay
Name: Phillip McCaulay
Title: Vice President

FIRST HAWAIIAN BANK

By /s/Dawn Hofmann
Name: Dawn Hofmann
Title: Vice President

[Signature page to First Amendment to Credit Agreement]

CONSENT AND AGREEMENT

As of the date and year first above written, each of the undersigned hereby: (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby; (b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect the Guaranty to which it is a party and each other Loan Document to which it is a party; and (c) represents and warrants to the Administrative Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

L. PERRIGO COMPANY

By /s/Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO COMPANY OF SOUTH CAROLINA, INC.

By /s/Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO PHARMACEUTICALS COMPANY

By /s/Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO INTERNATIONAL, INC.

By /s/Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO INTERNATIONAL HOLDINGS, LLC

By /s/Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO HOLLAND, INC.

By /s/Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

[Signature page to First Amendment to Credit Agreement]

PERRIGO FLORIDA, INC.

By /s/Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO INTERNATIONAL HOLDINGS II, INC.

By /s/Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PBM HOLDINGS, LLC

By /s/Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PBM NUTRITIONALS, LLC

By /s/Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PADDOCK LABORATORIES, LLC

By /s/Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

CHEMAGIS USA, INC.

By /s/Ronald L. Winiwiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO NEW YORK, INC.

By /s/Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

[Signature page to First Amendment to Credit Agreement]